                                                                   Exhibit 10.12

                                 OEM AGREEMENT
                                    BETWEEN
                          VLSI LIBRARIES INCORPORATED
                                      AND
                                SYNOPSYS, INC.


This OEM Agreement ("Agreement") is entered into and effective this 6th of December, 1996 ("Effective Date"), by and between VLSI Libraries Incorporated, a California corporation with principal offices at 2077 Gateway Place, San Jose, CA 95110-1016 ("VLSI") and Synopsys, Inc., a Delaware corporation with principal offices at 700 E. Middlefield Road, Mountain View, California 94043-4033 ("Synopsys").


                                   RECITALS

A. VLSI has developed and markets memory generators and standard cell libraries and Synopsys has developed and markets a unique and proprietary approach for creating high density, high speed. complex gate arrays using its proprietary cell architecture ("CBA /TM/" Technology).

B. VLSI and Synopsys, desire to enter into a relationship whereby Synopsys shall be authorized to license VLSI's (i) [***Redacted] that have been modified to provide a highly integrated link with Synopsys' CBA Technology and (ii) [***Redacted].

C. In consideration of the mutual promises contained herein. the parties agree as follows:


                                   AGREEMENT


1.   DEFINITIONS

1.1  "Bug Fix" means an embodiment of the Licensed Software that corrects
      -------
     Errors.

1.2  "Change of Control" means (a) the acceptance by VLSI or the Controlling
      -----------------
     Shareholders of any offer from any person or group to acquire any shares of voting stock which would result in such person (other than a Controlling Shareholder) or group (other than a group consisting entirely of Controlling Shareholders) owning or having the right to acquire (i) more than 50% of the voting stock of VLSI than outstanding or (ii) all or substantially all of the assets of VLSI, or (b) the approval by VLSI's board of directors of any merger or consolidation of VLSI with or into any other entity in which VLSI stockholders prior to such transaction do not hold more than 50% of the voting power in the surviving entity.

1.3  "Confidential Information" means (i) any information disclosed by one party
      ------------------------
     to the other pursuant to this Agreement. which is in written, graphic, machine-readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature,
     (ii) oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the disclosing party, within thirty (30) days after its oral disclosure. which is marked in a manner to indicate its confidential nature and delivered to the receiving party; and (iii) the existence of and terms and conditions of this Agreement. Notwithstanding any failure to so identify it, however. all source code will be deemed "Confidential Information" hereunder. Notwithstanding the above, Confidential

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     Information shall not include information which: (i) was generally known and available at the time it was disclosed or becomes generally known and available through no fault of the receiver, (ii) was known to the receiver. without restriction, at the time of disclosure as shown by the files of the receiver in existence at the time of disclosure-, (iii) is disclosed with the prior written approval of the discloser; (iv) was independently developed by the receiver without any use of the Confidential Information and by employees or other agents


                                       1.

     of the receiver who have not been exposed to the Confidential Information. provided that the receiver can demonstrate such independent development by documented evidence prepared contemporaneously with such independent development. (v) becomes known to the receiver. without restriction. from a source other than the discloser without breach of this Agreement by the receiver and otherwise not in violation of the discloser's rights: or (vi) is disclosed pursuant to the order or requirement of a court. administrative agency, or other governmental body, provided, that the receiver shall provide prompt advance notice thereof to enable the discloser to seek a protective order or otherwise prevent such disclosure.

1.4  "Controlling Shareholders" means Scott Becker, Duane Hook, John Milecki,
      ------------------------
     Daniel I. Rubin and Mark Templeton.

1.4  "Documentation" means any user manuals. reference manuals. release,
      -------------
     application and methodology notes, written utility programs and other materials in any form provided for use with the Licensed Software.

1.5  "End User" means an entity who acquires the Licensed Software for personal
      --------
     use. with no rights granted to subsequently sell or sublicense to others.

1.6  "Error" means a defect which causes the Licensed Software not to perform
      -----
     substantially in accordance with the specification set forth in Exhibit A.

1.7  "Licensed Software" means collectively the VLSI Libraries and VLSI
      -----------------
     Products.

1.8  "Updates" means a version of the Licensed Software that delivers
      -------
     enhancements. improvements, architectural changes or new features and/or functionality to the Licensed Software.

1.9  "VLSI Libraries" means VLSI's [***Redacted] as more fully described
      --------------
     in Exhibit A, as amended from time to time, including any Bug Fixes or Updates.

1.10 "VLSI Products" means VLSI's [***Redacted] products that have been
      -------------
     [***Redacted] as more fully described in Exhibit A, as amended from time to time, including any Bug Fixes or Updates.


2.   SYNOPSYS' RIGHTS TO THE LICENSED SOFTWARE

2.1  Appointment. VLSI hereby grants Synopsys a nonexclusive. nontransferable,
     -----------
     worldwide, right to distribute the Licensed Software in object code form and Documentation to End Users in accordance with the restrictions set forth herein. through any and all Synopsys normal distribution channels. However, Synopsys and its agents shall be the exclusive sellers of the VLSI Products. VLSI agrees that the Licensed Software, including Bug Fixes and Updates, shall contain its best available technology, consistent with Synopsys' market needs and the target resale price. Synopsys agrees to enter into written agreements with its distributors and resellers; binding them to the restrictions contained herein. The Licensed Software and the porting services will be sold under the Synopsys brand name as Synopsys products.

2.2 Software License and Other Restrictions. The Licensed Software is subject to license

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     and not sale. Each reference in this Agreement to a "purchase" or "sale" of the Licensed Software, or like terms. shall mean a "license" of the Licensed Software. VLSI shall retain full title to the Licensed Software (including all intellectual property rights embodied therein) and all copies thereof. End Users may use the licensed Software in accordance with the provisions of an end user license agreement in a form mutually acceptable to VLSI and Synopsys. Synopsys agrees that the Licensed Software will be sold only in conjunction with the sale of CBA Technology to an End User or to End User's who are current CBA Technology licensee's. Synopsys will include appropriate proprietary notices on or in the Licensed Software to protect Synopsys' and VLSI' intellectual property rights in the Licensed Software.



                                       2.

2.3  Internal Use License. VLSI hereby grants Synopsys and its subsidiaries,
     --------------------
     distributors and resellers, at no charge, a nonexclusive, nontransferable. worldwide. right and license to copy and use the Licensed Software in connection with the manufacturing, testing, demonstration. training, marketing, technical support of the Licensed Software and other tasks incidental to the rights granted under this Agreement and supporting End Users in their use of the Licensed Software.

2.4  Design Center License. VLSI hereby grants Synopsys, its subsidiaries and
     ---------------------
     its certified third party design centers, at no charge. a nonexclusive. nontransferable. worldwide right and license to copy and use the Licensed Software to provide design services to its customers.

2.5  End User Support. Synopsys shall be solely responsible for all maintenance
     ----------------
     and support obligations to its End Users.

2.6  Manufacturing and Distribution. Manufacturing and distribution of the
     ------------------------------
     Licensed Software and Documentation shall be the responsibility of Synopsys. VLSI shall provide master copies of the Licensed Software and Documentation.


3.   VLSI OBLIGATIONS AND RIGHTS TO SYNOPSYS SOFTWARE

3.1  Development Work. In order for Synopsys to act as an OEM of the VLSI
     ----------------
     Products. certain engineering tasks related to modifying the VLSI Products for Synopsys' CBA Technology (set forth in Exhibit C. as may be amended from time to time) must first be performed by VLSI. VLSI agrees to use its best commercial efforts to perform the engineering tasks set forth in Exhibit C, as may be amended from time to time, in accordance with the schedules set forth in Exhibit C.

3.2  Porting Services. During the term of this Agreement. VLSI agrees to provide
     ----------------
     porting services to customize the Licensed Software for use with Synopsys' customer's foundry processes. VLSI agrees to perform such porting, services in a diligent and timely manner according to specifications and schedules mutually agreed upon by the parties. Synopsys will be responsible for providing VLSI with the necessary customer information.

33   License to Synopsys Products.  Synopsys hereby grants VLSI, at no charge, a
     ----------------------------
     nonexclusive, nontransferable, right and license to use internally the Synopsys products set forth in Exhibit D, as may be amended from time to time by mutual agreement of the parties, for the purpose of verifying integration with Synopsys' CBA Technology and to provide support to Synopsys CBA licensees who have licensed the Licensed Software from Synopsys. VLSI's use of the Synopsys products shall be pursuant to the End User Software License set forth in Exhibit B.


4.   CONSIDERATION

4.1  Royalty Advance. Synopsys agrees to advance VLSI [*** Redacted] against
     ---------------
     royalties payable to VLSI under Section 4.4 below. Such advance is payable to VLSI within fifteen (15) working days of the Effective Date. In the event. VLSI is unable to successfully modify the VLSI Products for Synopsys' CBA Technology as set forth in Section 3.1 and Synopsys reasonably determines, after

------------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     consultation with VLSI that VLSI will be unable to complete the required modification, VLSI agrees to return the entire advance to Synopsys within fifteen (15) working days of such determination. VLSI agrees that [*** Redacted] of the royalty amounts otherwise payable by Synopsys to VLSI pursuant to Section 4.4 below shall be retained by Synopsys to offset this advance until the entire amount of the advance has been fully offset.

4.2 List Price. Synopsys and VLSI will [*** Redacted] sold by Synopsys to [*** Redacted] pursuant to this Agreement [*** Redacted] and after

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                       3.

     Synopsys holds discussions with its key customers and sales organization. Based on the parties' current understanding of the market and current expectations of the product specifications. the [***Redacted] for the VLSI Products and VLSI Libraries [***Redacted]:

     (i)  VLSI Products
          -------------

          (1) [***Redacted] versions of the [***Redacted] including [***Redacted] will have a [***Redacted] of [*** Redacted]:

          (2) [***Redacted] versions of the [***Redacted] will have a [***Redacted] of [*** Redacted]:

          (3) [***Redacted] versions of [***Redacted] will have a [***Redacted] of [*** Redacted]: and

     (ii) VLSI Libraries. The [***Redacted] will have a [***Redacted]
          --------------
          of [*** Redacted].

4.3  Fees/Discounts. Synopsys will pay VLSI a fee on Licensed Software
     --------------
     distributed to End Users pursuant to this Agreement. Fees shall be determined by [*** Redacted] of the VLSI Products and VLSI libraries. Synopsys will receive [*** Redacted] from the [*** Redacted] of all VLSI Products sold and a [*** Redacted] from the [*** Redacted] of [***Redacted] sold. This fee includes all costs and expenses associated with the porting services required to customize the Licensed Software for use with Synopsys' specific customer's foundry processes.

4.4  Royalty.
     -------

     (a)  VLSI Products. Subject to Section 4.7, Synopsys will pay to VLSI a
          -------------
          royalty calculated as [*** Redacted] of the royalty Synopsys receives from its CBA licensees that is attributable to the sale of VLSI Products. Royalty owed to Synopsys by such CBA licensees are calculated in one of two ways as follows:

          (i) Synopsys receives [***Redacted] based on [***Redacted] using [***Redacted] and [***Redacted] (collectively the "Combined Product") which is currently targeted to be [*** Redacted] depending on the customer. In this case, Synopsys will pay VLSI a royalty that is [***Redacted] by Synopsys [***Redacted] by [***Redacted]. This [***Redacted] of the Combined Product which is attributable to the VLSI Products. For example, if Synopsys [*** Redacted] based on the Combined Product and the [*** Redacted] then VLSI would [*** Redacted] for that [*** Redacted].

          (ii) Synopsys receives a [***Redacted] which is currently targeted to be [*** Redacted]. In this case, Synopsys will pay VLSI a royalty [*** Redacted]. It is anticipated that this method of calculating royalties will apply [***Redacted]

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

               [***Redacted] and the royalty attributable to VLSI products [***Redacted]. VLSI agrees that it shall be entitled to [***Redacted]

                                      4.
--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     (b)  VLSI Libraries. In the event that Synopsys does receive royalties on
          --------------
          the VLSI Libraries then Synopsys will pay VLSI a royalty equal to [*** Redacted] of the royalty received by Synopsys and attributable to the VLSI Libraries.

     (c)  Design Center Use. In connection with the design center activities
          -----------------
          authorized pursuant to Section 2.4 above. Synopsys will pay to VLSI a royalty calculated as [*** Redacted] of the royalty Synopsys receives from its CBA licensees that is attributable to the sale of VLSI Products.

4.5  Payment. Subject to Section 4.7, fees under Section 4.3 shall be due and
     -------
     payable to VLSI upon acceptance of the Licensed Software by Synopsys' CBA licensee. Upon notification from Synopsys that the Licensed Software has been accepted. VLSI shall invoice Synopsys and such invoice shall be due and payable thirty (30) days from receipt. Royalty payments under Section
     4.4 (except for royalty amounts retained by Synopsys pursuant to Section
     4.1 above) shall be made within [***Redacted] calendar days after the end of each calendar quarter in which Synopsys receives a royalty payment from its CBA licensees that is attributable to the sale of VLSI Products.

4.6  Reports, Records and Audit Rights. With each royalty payment, Synopsys will
     ---------------------------------
     deliver to VLSI a written report setting forth in reasonable detail the information necessary to determine the accuracy of the calculation of the royalties payable. Upon at least thirty (30) days prior written notice and not more than once annually, VLSI's independent auditors who are reasonably acceptable to Synopsys and who have entered into appropriate nondisclosure agreements may inspect and audit such records during Synopsys' normal business hours. VLSI shall bear the cost and expense of the audit: provided, however, in the event of an underpayment to VLSI of [*** Redacted] or more, Synopsys shall reimburse VLSI the reasonable costs and expenses of any such audit as well as the unpaid royalty amounts.

4.7  Exception. In the event Synopsys is unable to license the Licensed Software
     ---------
     to certain customers within the license and royalty parameters established by this Agreement, VLSI and Synopsys agree to negotiate in good faith to find mutually agreeable terms.

4.8  Preferred Treatment. If, during the Term of this Agreement, either party
     -------------------
     enters into an OEM agreement with a third party relating to memory products that contains terms that, considered as a whole, are more favorable to the counterparty than the terms of this Agreement, the parties agree that this Agreement will be deemed to be modified by the appropriate party to include such terms.


5.   MAINTENANCE AND SUPPORT

     VLSI shall provide Synopsys will standard support and maintenance services, including without limitation, Updates and Bug Fixes, to be provided to Synopsys and Synopsys' customers, at no charge, to the same extent and on the same schedule that VLSI makes them available to VLSI's other customers.

6.   CONFIDENTIALITY

     Each party shall treat as confidential all Confidential Information of the other party, shall not use such Confidential Information except as expressly set forth herein or otherwise authorized in writing, shall implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of the other


--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     party's Confidential Information and shall not disclose such Confidential Information to any third party without the prior written consent of the disclosing party. Without limiting the foregoing, each party shall use at least the same procedures and degree of care that it uses to prevent the disclosure of its own

                                       5.

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     Confidential Information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement. but in no event less than reasonable care.


7.   WARRANTY

     VLSI warrants and represents that (i) VLSI is the sole and exclusive owner of VLSI Products, VLSI Libraries and Licensed Software and the rights granted to Synopsys in this Agreement: (ii) the Licensed Software is or will be the original product of VLSI. (iii) to the best of VLSI's knowledge, the VLSI Products. VLSI Libraries and Licensed Software does not and will not infringe any patent, copyright, trademark, trade secret or other proprietary right of any third party: (iv) VLSI has not previously granted and will not grant any rights to any third party that are inconsistent with or present a conflict of interest with the rights granted to Synopsys herein: and (v) VLSI has the right and full power to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted to Synopsys.

8.   INTELLECTUAL PROPERTY INFRINGEMENT

8.1  Indemnification. Except as provided in Section 8.3 below, VLSI will, at its
     ---------------
     own expense and at Synopsys' request, defend any claim or action brought against Synopsys and its subsidiaries, agents, distributors, resellers and end users, to the extent it is based on a claim that the VLSI Products. VLSI Libraries, Licensed Software and/or Documentation provided under this Agreement infringes or violates any patent, copyright, trademark, trade secret or other proprietary right of a third party, and VLSI will indemnify and hold Synopsys and its subsidiaries, agents, distributors, resellers and end users harmless from and against any damages, costs and fees reasonably incurred (including reasonable attorneys' fees) that are attributable to such claim or action. Synopsys will provide VLSI with: (i) prompt written notification of the claim or action-, (ii) sole control and authority over the defense or settlement thereof, and (iii) all available information. assistance and authority, at VLSI's expense, to settle and/or defend any such claim or action.

8.2  Limited Remedies. If the VLSI Products, VLSI Libraries, Licensed Software
     ----------------
     and/or Documentation becomes, or in the opinion of VLSI is likely to become, the subject of an infringement claim or action, VLSI may at its sole option: (i) procure, at no cost to Synopsys, the right to continue using such VLSI Products, VLSI Libraries, Licensed Software and/or
     Documentation: or (ii) replace or modify the VLSI Products. VLSI Libraries, Licensed Software and/or Documentation to render them noninfringing, provided there is no material loss of functionality.

8.3  Exceptions. VLSI will have no liability under this Section 8 for any claim
     ----------
     or action where: (i) such claim or action would have been avoided but for modifications of the VLSI Products. VLSI Libraries, Licensed Software and/or Documentation, or portions thereof, made by Synopsys or a third party after delivery to Synopsys and/or its customer; (ii) such claim or action would have been avoided but for the combination or use of the VLSI Products, VLSI Libraries, Licensed Software and/or Documentation, or portions thereof, with other products, processes or materials; or (iii) such claim or action would have been avoided but for the product characteristics resulting from instruction or requirements provided by Synopsys.

9.   TERM AND TERMINATION

9.1  Term. This Agreement shall commence as of the Effective Date and shall
     ----
     expire in
     five (5) years unless terminated earlier as provided herein. Synopsys has the option to extend the initial term of the Agreement for an additional eighteen (18) months.

                                       6.

9.2  Termination for Cause. Either party has the right to terminate this
     ---------------------
     Agreement immediately upon written notice at any time if:

     (a) the other party breaches or is in default of any obligation hereunder, which default is incapable of cure or which. being capable of cure, has not been cured with thirty (30) days after receipt of written notice from the nondefaulting party or within such additional cure period as the nondefaulting party may authorize: or

     (b) the other party: (i) becomes insolvent; (ii) fails to pay its debts or perform its obligations in the ordinary course of business as they mature. (iii) admits in writing its insolvency or inability to pay its debts or perform its obligations as they mature: or (iv) makes an assignment for the benefit of creditors.

9.3  Termination for Convenience. Each party has the right to terminate this
     ---------------------------
     Agreement upon eighteen (18) months written notice to the other party. During the eighteen (18) month notice period. this Agreement will remain in effect and VLSI shall remain obligated to perform all services it has agreed to provide under this Agreement at the same level of service that it is providing to its customers generally ("Comparable Service").

9.4  Termination following Change of Control. In the event that VLSI gives
     ---------------------------------------
     notice of termination following a Change of Control of VLSI. Synopsys will take over the provision of all services that VLSI has agreed to provide under this Agreement under the following circumstances: (i) if VLSI fails to provide Comparable Service to Synopsys and such failure continues for a period of thirty (30) days from the receipt of notice from Synopsys providing evidence of VLSI's failure to provide Comparable Service: and
     (ii) VLSI elects to transfer its service obligations to Synopsys. Under either of such circumstances, Synopsys will be entitled to have access to the source code for the VLSI products marketed by Synopsys and Synopsys shall have the right to use and modify such source code for the purpose of providing support to Synopsys customers, and VLSI shall be obligated to provide training to Synopsys personnel in order to permit Synopsys to provide such services. If, following the transfer of support obligations from VLSI, Synopsys and not VLSI performs porting services on a sale of the VLSI Products, the discount to Synopsys, identified in Section 4.3 above, for the VLSI Products involved in such sale will be [*** Redacted] in lieu of the [*** Redacted] stated.

9.5  Effect of Termination.  Upon termination of this Agreement, Synopsys shall
     ---------------------
     immediately cease all manufacturing and distribution of the Licensed Software. Termination will not relieve either party from any liability arising from any breach of this Agreement. Neither party will be liable to the other for damages of any sort solely as a result of terminating this Agreement in accordance with its terms. Termination of this Agreement will be without prejudice to any other right or remedy of either party. The provisions of Sections 4, 6, 8, 9.4, 10, and 12 shall survive the expiration or termination of this Agreement for any reason. All End User sublicenses in effect prior to the date of expiration or termination of this Agreement shall survive. All other rights and obligations of the parties shall cease upon expiration or termination of this Agreement.

10.  LIMITATION OF LIABILITY-

     EXCEPT AS PROVIDED IN SECTION 8, UNDER NO CIRCUMSTANCES, SHALL EITHER PARTIES LIABILITY WITH RESPECT TO ANY CLAIM ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE USE OF THE LICENSED SOFTWARE AND DOCUMENTATION, HOWEVER CAUSED, (WHETHER ARISING

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     UNDER A THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE); OR OTHERWISE), EXCEED THE TOTAL AMOUNT PAID TO VLSI BY SYNOPSYS HEREUNDER.

                                      7.

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

11.  ANNOUNCEMENT

     The parties agree that the existence of this Agreement and its terms and conditions shall not, under any circumstances, be disclosed by either party without the prior written consent of the other party. The parties will consider announcing the existence of this Agreement and the relationship of the parties after VLSI has successfully integrated its products with CBA in several customers' processes.


12.  GENERAL PROVISIONS

12.1 Choice of Law. The rights and obligations of the parties under this
     -------------
     Agreement shall not be governed by the 1980 U.N. Convention on Contracts for the International Sale of Goods. This Agreement will in all respects be interpreted and construed in accordance with. and governed by, the laws of the State of California excepting that body of California law concerning conflicts of law provisions, regardless of the place of execution or performance of this Agreement.

12.2 Jurisdiction The federal and state courts within Santa Clara County,
     ------------
     California shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement. Each party hereto expressly consents to the personal jurisdiction of. and venue in. such courts and service of process being effected upon it by registered mail and sent to the address set forth at the beginning of this Agreement.

12.3 Assignment. This Agreement may not be assigned by Synopsys without the
     ----------
     prior written consent of VLSI. Synopsys may not delegate its duties hereunder without the prior written consent of VLSI.

12.4 Notices. Any notice, report, approval or consent required or permitted
     -------
     hereunder shall be in writing and will be deemed to have been duly given if delivered personally, by facsimile, or mailed by first-class. registered or certified mail, postage prepaid to the respective addresses of the parties as set forth in this Agreement. If to Synopsys, Attention: General Counsel. If to VLSI, Attention: President.

12.5 No Waiver. Failure by either party to enforce any provision of this
     ---------
     Agreement will not be deemed a waiver of future enforcement of that or any other provision.

12.6 Independent Contractors. The relationship of VLSI and Synopsys established
     -----------------------
     by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed (i) to give either party the power to direct or control the day-to-day activities of the other or (ii) to constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

12.7 Severability. If for any reason a court of competent jurisdiction finds any
     ------------
     provision of the Agreement, or portion thereof. to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

12.8 Attorneys' Fees. The prevailing party in any action to enforce the
     ---------------
     Agreement shall
       be entitled to recover costs and expenses including, without limitation, reasonable attorneys' fees.

12.9   Injunctive Relief. The parties agree that a material breach of this
       -----------------
       Agreement adversely affecting either party's intellectual property rights would cause irreparable injury for which monetary damages would not be an adequate remedy and the non-breaching party shall be entitled to equitable relief in addition to any remedies it may have hereunder or at law.

12.10  Force Majeure. Except for the obligation to make payments hereunder,
       -------------
       nonperformance, of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental action, failure of suppliers, earthquake, or any other reason where failure to perform is beyond the reasonable control of the nonperforming party.


                                       8.

12.12  Export Controls. Synopsys agrees and certifies that neither the Licensed
       ---------------
       Software, nor any other technical data received from VLSI will be exported or re-exported outside the United States except as authorized and as permitted by the laws and regulations of the United States.

12.12  Entire Agreement. This Agreement, including all Exhibits, constitutes the
       ----------------
       entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements or representations, oral or written, regarding such subject matter. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of both parties.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:


VLSI LIBRARIES INCORPORATED                     SYNOPSYS, INC.



By: /s/ Mark Templeton                          By:/s/ [Unreadable Signature]


Name: Mark Templeton                            Name:  [Unreadable]
      (Print)                                           (Print)

                                                       Executive Vice President,
Title: President                                Title: Office of the President



                                       9.

                                   EXHIBIT A
                                   ---------
               LICENSED SOFTWARE DESCRIPTION AND SPECIFICATIONS

        [*** Redacted]


                                      10.

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT B
                                   ---------
                          END USER LICENSE AGREEMENT



                                      11.

                                   EXHIBIT C
                                   ---------
                             ENGINEERING SERVICES



        [*** Redacted]


                                      12.

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT D
                                   ---------
                       SYNOPSYS PRODUCTS LICENSED TO VLSI

        [*** Redacted]


                                      13.

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.